Debt	12 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
Debt	Debt
The Company’s debt obligations are as follows:

	31 March
(Millions of US dollars)	2025	2024
Unsecured debt:
3.625% Senior notes due 2026 (€400.0 million)	$433.4	$431.0
5.000% Senior notes due 2028	400.0	400.0
Term Loan	290.6	298.1
Unamortized debt issuance costs	(4.5)	(6.5)
Total debt	1,119.5	1,122.6
Less current portion	(9.4)	(7.5)
Total Long-term debt	$1,110.1	$1,115.1

Weighted average interest rate of total debt	4.8%	5.1%

Fair value of Senior unsecured notes (Level 1)	$817.7	$811.5
Term Loan Agreement (“TLA”)
In October 2023, James Hardie International Finance Designated Activity Company (“JHIF”) and James Hardie Building Products Inc. (“JHBP”), wholly-owned subsidiaries of JHI plc, entered into a US$300.0 million TLA with Bank of America, N.A. (“BofA”), as administrative agent. Borrowings under the TLA bear interest at the adjusted term Secured Overnight Financing Rate (“SOFR”), plus approximately 2.0% for each period. As the interest rate is variable and based on current market conditions, the fair value of the TLA approximates book value.
Quarterly principal payments commenced in January 2024 and will continue until the maturity date of October 2028. Debt issuance costs in connection with the TLA are being amortized over the stated term of five years.
See Note 22, “Subsequent Event” for details about payoff of the TLA in April 2025.
Unsecured Revolving Credit Facility (“RCF”)
The RCF, which has a maximum US$600.0 million borrowing capacity, may be increased by up to US$250.0 million through the exercise of an accordion option. The facility matures in December 2026 and may be extended for two additional one-year terms.
Borrowings under the RCF bear interest rates equal to, at the borrower’s option, (i) the adjusted term SOFR plus an applicable margin; or (ii) a base rate plus an applicable margin. The Company also pays a commitment fee of between 0.20% and 0.35% on the actual daily amount of the unutilized revolving loans. Debt issuance costs in connection with the RCF are being amortized over the stated term of five years.
At 31 March 2025, the Company’s debt maturities for the next five fiscal years are as follows:

(Millions of US dollars)	Amount
Fiscal 2026	$9.4
Fiscal 2027	448.4
Fiscal 2028	15.0
Fiscal 2029	651.2
Fiscal 2030	—
Total	$1,124.0
Bridge Commitment
In March 2025, JH North America Holdings Inc., a wholly owned-subsidiary of JHI plc, entered into a 364-day Bridge Commitment with BofA and Jefferies Finance LLC, with BofA as administrative agent. The Bridge Commitment is available to be drawn in a single borrowing, up to a maximum of US$4.3 billion, pending the close of the Company’s merger with AZEK. This single borrowing is available through March 2026 with a limited option to extend for an additional three months. At any time, the Bridge commitment may be reduced permanently or terminated by the Company without premium or penalty.
As of 31 March 2025, initial fees associated with the Bridge Commitment totaled US$32.3 million, and are being amortized over a one year period as interest expense in the accompanying consolidated statements of operations and comprehensive income. Additionally, the Company will incur incremental commitment fees of 0.125% on any undrawn balances as of 15 September 2025, and every 90 days thereafter through June 2026.
If drawn, the Company will incur a funding fee of 0.50% based on the aggregate principal borrowing amount and an additional duration fee for each subsequent 90 days periods of 0.50%, 0.75% and 1.00%, respectively, subsequent to the borrowing.
Borrowings under the Bridge Commitment initially bear interest at the adjusted term SOFR, plus 1.75% with 0.25% incremental increases for each 90 days day period outstanding.
Guarantees and Compliance
Senior Unsecured Notes
The indenture governing the senior unsecured notes contain covenants that, among other things, limit the ability of the guarantors and their restricted subsidiaries to incur liens on assets, make certain restricted payments, engage in certain sale and leaseback transactions and merge or consolidate with or into other companies. These covenants are subject to certain exceptions and qualifications as described in the indenture. At 31 March 2025, the Company was in compliance with all of its requirements.
These notes are guaranteed by James Hardie International Group Limited (“JHIGL”, which holds all of the operating entities and material assets, liabilities and revenues of the Company), JHBP and James Hardie Technology Limited (“JHTL”), each of which are wholly-owned subsidiaries of JHI plc.
RCF and Term Loan
The RCF and the TLA both contain certain covenants that, among other things, restrict JHIGL and its restricted subsidiaries’ ability to incur indebtedness and grant liens other than certain types of permitted indebtedness and permitted liens, make certain restricted payments, and undertake certain types of mergers or consolidation actions. At 31 March 2025, the Company was in compliance with all its covenants.
Both facilities are guaranteed by JHIGL and JHTL.
Off Balance Sheet Arrangements
As of 31 March 2025, the Company had no outstanding borrowings under the RCF, and US$5.9 million of issued but undrawn letters of credit and bank guarantees. These letters of credit and bank guarantees relate to various operational matters including insurance, performance bonds and other items, leaving the Company with US$594.1 million of available borrowing capacity under the RCF.